ADVISORSHARES VICE ETF

Schedule of Investments

March 31, 2026 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 91.6%

Agriculture – 17.1%
Altria Group, Inc.	4,996	$329,686
British American Tobacco PLC (United Kingdom)(a)	5,725	334,741
Imperial Brands PLC (United Kingdom)(a)(b)	4,698	192,007
Philip Morris International, Inc.	2,026	334,979
Total Agriculture		1,191,413

Beverages – 18.5%
Ambev SA (Brazil)(a)(b)	117,000	341,640
Carlsberg A/S, Class B (Denmark)(a)	12,000	301,800
Heineken NV (Netherlands)(a)	8,600	330,928
Monster Beverage Corp.(c)	4,400	318,824
Total Beverages		1,293,192

Energy - Alternate Sources – 6.9%
Alto Ingredients, Inc.(c)	100,000	484,000

Entertainment – 14.4%
Accel Entertainment, Inc.(c)	29,306	319,729
Monarch Casino & Resort, Inc.	3,664	350,278
Super Group SGHC Ltd. (Guernsey)(b)	31,000	334,800
Total Entertainment		1,004,807

Food – 4.8%
Hershey Co. (The)	1,600	332,624

Internet – 3.6%
Bilibili, Inc. (China)(a)(b)(c)	11,018	248,566

Lodging – 3.4%
Melco Resorts & Entertainment Ltd. (Hong Kong)(a)(c)	41,433	235,340

REITS – 8.7%
Gaming and Leisure Properties, Inc.	7,300	323,901
VICI Properties, Inc.	10,329	282,188
Total REITS		606,089

Retail – 4.1%
Yum China Holdings, Inc. (China)	5,800	282,924

Semiconductors – 4.5%
NVIDIA Corp.	1,800	313,920

Software – 5.6%
GDEV, Inc. (Cyprus)(c)	13,238	185,729
NetEase, Inc. (China)(a)	1,847	206,753
Total Software		392,482

Total Common Stocks (Cost $6,091,924)		6,385,357

MONEY MARKET FUNDS – 14.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 3.56%(d)	271,857	271,857
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 3.29%(d)(e)	743,368	743,368
Total Money Market Funds (Cost $1,015,225)		1,015,225

Total Investments – 106.2% (Cost $7,107,149)		7,400,582
Liabilities in Excess of Other Assets – (6.2%)		(431,124)
Net Assets – 100.0%		$6,969,458

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,528,207; the aggregate market value of the collateral held by the fund is $1,792,825. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,049,456.
(c)	Non-income producing security.
(d)	Rate shown reflects the 7-day yield as of March 31, 2026.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES VICE ETF

Schedule of Investments (continued)

March 31, 2026 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$6,385,357	$–	$–	$6,385,357
Money Market Funds	1,015,225	–	–	1,015,225
Total	$7,400,582	$–	$–	$7,400,582

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	17.1%
Beverages	18.5
Energy - Alternate Sources	6.9
Entertainment	14.4
Food	4.8
Internet	3.6
Lodging	3.4
REITS	8.7
Retail	4.1
Semiconductors	4.5
Software	5.6
Money Market Funds	14.6
Total Investments	106.2
Liabilities in Excess of Other Assets	(6.2)
Net Assets	100.0%